UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2021

Genasys Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-24248	87-0361799
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16262 West Bernardo Drive
San Diego, California 92127

(Address of Principal Executive Offices)
____________________

858-676-1112
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.00001 par value per share	GNSS	NASDAQ Capital Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 22, 2021, the Company received written notice from General John G. Coburn of his resignation from the Board of Directors of the Company (the “Board”), effective November 1, 2021. General Coburn also serves as, and will also resign from, his position as Chairman of the Board of Directors and from all Board committees on which he serves. General Coburn’s resignation is not related to any disagreement with the Company or due to any matter relating to the Company’s operations, policies or practices, including accounting principles and practices. Concurrent with his resignation from the Company’s Board, General Coburn and the Company entered into a Board Adviser Agreement (the “Adviser Agreement”), which will be effective as of November 1, 2021. Pursuant to the Adviser Agreement, General Coburn will become the Chair of the Company’s Strategic Advisory Board, and in consideration of his continuing consulting services, the Company will issue to General Coburn an option to purchase 200,000 shares of the Company’s common stock, which option will vest in equal quarterly installments over the three years following grant, as well as 10,000 restricted stock units each year which vest annually, and General Coburn will receive an annual retainer of $20,000. This summary of the Adviser Agreement is qualified in its entirety by reference to the full text of the Adviser Agreement, a copy of which the Company plans to file as an exhibit to its Form 10-K for the fiscal year ended September 30, 2021.

Item 7.01	Regulation FD Disclosure

On October 27, 2021, the Company issued a press release announcing the retirement of General Coburn from the Board and his appointment to the Company’s Strategic Advisory Board. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Item 7.01 of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press Release of Genasys Inc., dated October 27, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 28, 2021
Genasys Inc.

By:	/s/ Dennis D. Klahn
Dennis D. Klahn Chief Financial Officer